Exhibit 99.1

Ooma Reports Fiscal Second Quarter 2026 Financial Results

Sunnyvale, Calif., August 26, 2025 -- Ooma, Inc. (NYSE: OOMA), a provider of advanced communications services for businesses and consumers, today released financial results for the fiscal second quarter ended July 31, 2025.

Second Quarter Fiscal 2026 Financial Highlights:

•
Revenue: Total revenue was $66.4 million, up 3% year-over-year. Subscription and services revenue increased to $61.1 million from $59.6 million in the second quarter of fiscal 2025, and was 92% of total revenue, primarily driven by the growth of Ooma Business.
•
Net Income/Loss: GAAP net income was $1.3 million, or $0.04 per diluted share, compared to GAAP net loss of $2.1 million, or $0.08 per basic and diluted share, in the second quarter of fiscal 2025. Non-GAAP net income was $6.5 million, or $0.23 per diluted share, compared to non-GAAP net income of $4.1 million, or $0.15 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $7.2 million, compared to $5.6 million in the second quarter of fiscal 2025.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma delivered strong Q2 financial results, with $66.4 million in revenue and $6.5 million of non-GAAP net income,” said Eric Stang, chief executive officer of Ooma. “Our results included 52% year over year growth of non-GAAP EPS and record adjusted EBITDA of $7.2 million, which grew 27% year over year. As we enter the second half of our fiscal year, we remain focused on achieving growth across our small business UCaaS, AirDial POTS replacement, and 2600Hz wholesale solutions while also improving non-GAAP net income and adjusted EBITDA year over year.”

Business Outlook:

For the third quarter of fiscal 2026, Ooma expects:

•
Total revenue in the range of $67.2 million to $67.9 million.
•
GAAP net income in the range of $0.9 million to $1.3 million and GAAP net income per diluted share in the range of $0.04 to $0.05.
•
Non-GAAP net income in the range of $6.0 million to $6.4 million and non-GAAP net income per diluted share in the range of $0.22 to $0.23.

For the full fiscal year 2026, Ooma expects:

•
Total revenue in the range of $267 million to $270 million, unchanged from prior guidance.
•
GAAP net income in the range of $3.5 million to $4.0 million, and GAAP net income per diluted share in the range of $0.13 to $0.15, versus prior guidance for GAAP net income of $0.6 million to $1.6 million or $0.02 to $0.06 per diluted share.
•
Non-GAAP net income in the range of $24.5 million to $25.0 million, and non-GAAP net income per diluted share in the range of $0.87 to $0.89, versus prior guidance for non-GAAP net income of $22.5 million to $23.5 million or $0.79 to $0.83 per diluted share.

The following is a reconciliation of GAAP net income to non-GAAP net income and GAAP basic and diluted net income per share to non-GAAP diluted net income per share guidance for the third fiscal quarter ending October 31, 2025 and the fiscal year ending January 31, 2026 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	October 31, 2025	January 31, 2026
	(unaudited)
GAAP net income	$0.9-$1.3	$3.5-$4.0
Stock-based compensation and related taxes	3.7	15.0
Amortization of intangible assets	1.4	5.6
Litigation costs	—	0.4
Non-GAAP net income	$6.0-$6.4	$24.5-$25.0

GAAP net income per share	$0.04-$0.05	$0.13-$0.15
Stock-based compensation and related taxes	0.13	0.53
Amortization of intangible assets	0.05	0.20
Litigation costs	—	0.01
Non-GAAP net income per share	$0.22-$0.23	$0.87-$0.89

Weighted-average number of shares used in per share amounts:
Basic	27.6	27.5
Diluted	27.9	28.2

Conference Call Information:

The company will host a conference call and live webcast for analysts and investors at 5:00 p.m., Eastern time on August 26, 2025. The news release with the financial results will be accessible from the company's website prior to the conference call.

To access the call by phone, please visit https://register-conf.media-server.com/register/BI855541ae369e435b95d7812643a3cc5b to register and receive the dial-in details. To avoid delays, Ooma encourages participants to dial into the conference call ten minutes ahead of the scheduled start time.

For webcast listening, please visit Ooma’s Events & Presentations page https://investors.ooma.com/news-events/events-presentation for a link.

Following the call, an archived version of the webcast will be available on the Ooma investor relations site at https://investors.ooma.com for 12 months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents net income before interest and other income, income taxes, depreciation and amortization of capital expenditures, amortization of intangible assets, stock-based compensation and related taxes, litigation costs, restructuring costs and gain on note conversion.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, certain non-recurring gains and charges, such as litigation costs, restructuring costs and gain on note conversion. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our inability to realize expected returns from our investments made in connection with our international operations and development of new product features; our ability to successfully integrate our acquisitions and to achieve their expected benefits; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2025, filed with the SEC on June 9, 2025. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) delivers phone, messaging, video and advanced communications services that are easy to implement and provide great value. Founded in 2003, the company offers Ooma Office for small to medium-sized businesses seeking enterprise-grade features designed for their needs; Ooma AirDial for any business looking to replace aging and increasingly expensive copper phone lines; Ooma 2600Hz for businesses that provide their own communications solutions built on an outsourced underlying platform; and Ooma Telo for residential consumers who value a landline experience at a more affordable price point. Ooma’s award-winning solutions power more than 1.2 million users today. Learn more at www.ooma.com in the United States or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	July 31,	January 31,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$19,558	$17,871
Accounts receivable, net	8,615	8,040
Inventories	14,776	13,068
Other current assets	16,804	17,198
Total current assets	59,753	56,177
Property and equipment, net	12,596	11,982
Operating lease right-of-use assets	14,788	15,311
Intangible assets, net	19,372	22,184
Goodwill	23,069	23,069
Other assets	20,517	20,472
Total assets	$150,095	$149,195

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,207	$6,007
Accrued expenses and other current liabilities	25,824	29,067
Deferred revenue	17,325	16,586
Total current liabilities	50,356	51,660
Long-term operating lease liabilities	11,588	12,234
Other liabilities	30	23
Total liabilities	61,974	63,917

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	227,181	225,452
Accumulated deficit	(139,065)	(140,179)
Total stockholders' equity	88,121	85,278
Total liabilities and stockholders' equity	$150,095	$149,195

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2025	July 31, 2024	July 31, 2025	July 31, 2024
Revenue:
Subscription and services	$61,139	$59,566	$121,398	$117,955
Product and other	5,225	4,563	9,995	8,673
Total revenue	66,364	64,129	131,393	126,628

Cost of revenue:
Subscription and services	18,428	17,654	36,489	35,114
Product and other	7,706	7,775	14,465	14,699
Total cost of revenue	26,134	25,429	50,954	49,813
Gross profit	40,230	38,700	80,439	76,815

Operating expenses:
Sales and marketing	19,122	19,256	38,877	38,737
Research and development	12,495	13,640	24,937	27,433
General and administrative	7,697	7,400	15,766	14,978
Total operating expenses	39,314	40,296	79,580	81,148
Income (loss) from operations	916	(1,596)	859	(4,333)
Interest and other income (expense), net	221	(103)	384	820
Income (Loss) before income taxes	1,137	(1,699)	1,243	(3,513)
Income tax benefit (provision)	118	(438)	(129)	(763)
Net income (loss)	$1,255	$(2,137)	$1,114	$(4,276)

Net income (loss) per share of common stock:
Basic	$0.05	$(0.08)	$0.04	$(0.16)
Diluted	$0.04	$(0.08)	$0.04	$(0.16)

Weighted-average shares of common stock outstanding:
Basic	27,595,209	26,556,754	27,521,797	26,392,351
Diluted	28,125,304	26,556,754	28,224,710	26,392,351

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	July 31, 2025	July 31, 2024	July 31, 2025	July 31, 2024
Cash flows from operating activities:
Net income (loss)	$1,255	$(2,137)	$1,114	$(4,276)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	3,635	4,595	7,571	8,958
Depreciation and amortization of capital expenditures	1,048	1,038	1,992	2,073
Amortization of intangible assets	1,406	1,471	2,812	2,955
Amortization of operating lease right-of-use assets	802	734	1,594	1,517
Gain on note conversion	—	—	—	(980)
Other	39	70	77	108
Changes in operating assets and liabilities:
Accounts receivable, net	(449)	2,644	(575)	1,675
Inventories and deferred inventory costs	(609)	1,946	(1,654)	4,527
Prepaid expenses and other assets	(1,033)	(2,053)	218	(1,571)
Accounts payable, accrued expenses and other liabilities	(1,110)	(1,871)	(3,831)	(4,399)
Deferred revenue	1,377	650	746	85
Net cash provided by operating activities	6,361	7,087	10,064	10,672

Cash flows from investing activities:
Capital expenditures	(1,312)	(1,742)	(2,535)	(3,192)
Net cash used in investing activities	(1,312)	(1,742)	(2,535)	(3,192)

Cash flows from financing activities:
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,283)	(884)	(2,731)	(1,624)
Payments for repurchases of common stock	(3,196)	(891)	(5,399)	(891)
Proceeds from issuance of common stock	—	167	2,288	1,584
Repayments of long-term debt	—	(3,000)	—	(7,500)
Net cash used in financing activities	(4,479)	(4,608)	(5,842)	(8,431)
Net increase (decrease) in cash and cash equivalents	570	737	1,687	(951)
Cash and cash equivalents, at beginning of period	18,988	15,848	17,871	17,536
Cash and cash equivalents, at end of period	$19,558	$16,585	$19,558	$16,585

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2025	July 31, 2024	July 31, 2025	July 31, 2024
Revenue	$66,364	$64,129	$131,393	$126,628

GAAP gross profit	$40,230	$38,700	$80,439	$76,815
Stock-based compensation and related taxes	228	285	472	558
Amortization of intangible assets	708	771	1,416	1,558
Non-GAAP gross profit	$41,166	$39,756	$82,327	$78,931

Gross margin on a GAAP basis	61%	60%	61%	61%
Gross margin on a Non-GAAP basis	62%	62%	63%	62%

GAAP operating income (loss)	$916	$(1,596)	$859	$(4,333)
Stock-based compensation and related taxes	3,708	4,627	7,776	9,135
Amortization of intangible assets	1,406	1,471	2,812	2,955
Litigation costs	83	95	390	95
Restructuring costs	—	—	—	710
Non-GAAP operating income	$6,113	$4,597	$11,837	$8,562

GAAP net income (loss)	$1,255	$(2,137)	$1,114	$(4,276)
Stock-based compensation and related taxes	3,708	4,627	7,776	9,135
Amortization of intangible assets	1,406	1,471	2,812	2,955
Litigation costs	83	95	390	95
Restructuring costs	—	—	—	710
Gain on note conversion	—	—	—	(980)
Non-GAAP net income	$6,452	$4,056	$12,092	$7,639

GAAP diluted net income (loss) per share	$0.04	$(0.08)	$0.04	$(0.16)
Stock-based compensation and related taxes	0.13	0.17	0.28	0.34
Amortization of intangible assets	0.05	0.05	0.10	0.11
Litigation costs	0.01	0.01	0.01	—
Restructuring costs	—	—	—	0.03
Gain on note conversion	—	—	—	(0.04)
Non-GAAP net income per diluted share	$0.23	$0.15	$0.43	$0.29

GAAP weighted-average basic shares	27,595,209	26,556,754	27,521,797	26,392,351
GAAP weighted-average diluted shares	28,125,304	26,556,754	28,224,710	26,392,351
Non-GAAP weighted-average diluted shares	28,125,304	26,821,420	28,224,710	26,712,880

GAAP net income (loss)	$1,255	$(2,137)	$1,114	$(4,276)
Reconciling items:
Interest and other (income) expense, net	(221)	103	(384)	160
Income tax (benefit) provision	(118)	438	129	763
Depreciation and amortization of capital expenditures	1,048	1,038	1,992	2,073
Amortization of intangible assets	1,406	1,471	2,812	2,955
Stock-based compensation and related taxes	3,708	4,627	7,776	9,135
Litigation costs	83	95	390	95
Restructuring costs	—	—	—	710
Gain on note conversion	—	—	—	(980)
Adjusted EBITDA	$7,161	$5,635	$13,829	$10,635